UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 30, 2013

Municipal Mortgage & Equity, LLC

__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	000-55051	52-1449733
_____________________	_____________	______________
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

621 E Pratt Street, Suite 600, Baltimore, Maryland		21202
_________________________________		___________
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(443) 263-2900

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 30, 2013, the Company issued a press release discussing the conclusion of matters relating to the trading suspension order and administrative proceeding instituted by the Securities and Exchange Commission (“SEC”) on September 18, 2013. The press release discusses the consensual deregistration of our common shares by the SEC on September 30, 2013. The press release also discusses the subsequent re-registration of our common shares under Section 12(g) of the Exchange Act through the filing of Form 8-A on September 30, 2013, which was effective upon filing with the SEC. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, on October 2, 2013, the Company issued two press releases discussing the status of our efforts to facilitate the resumption of trading in our common shares following the end of the trading suspension period.  These press releases are attached as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K, inclusive of any exhibits, contains forward-looking statements intended to qualify for the safe harbor contained in Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements often include words such as "may," "will," "should," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "seek," "would," "could," and similar words or are made in connection with discussions of future operating or financial performance.

Forward-looking statements reflect our management's expectations at the date of this Current Report on Form 8-K regarding future conditions, events or results. They are not guarantees of future performance. By their nature, forward-looking statements are subject to risks and uncertainties. Our actual results and financial condition may differ materially from what is anticipated in the forward-looking statements. There are many factors that could cause actual conditions, events or results to differ from those anticipated by the forward-looking statements contained in this Current Report on Form 8-K. These factors include changes in market conditions that affect the willingness of potential investors or lenders to provide us with debt or equity, changes in market conditions that affect the value or marketability of assets we own, changes in market conditions or other factors that affect our access to cash that we may need to meet our commitments to other persons, changes in interest rates or other conditions that affect the value of mortgage loans we have made, changes in interest rates that affect our cost of funds, tax laws, environmental laws or other conditions that affect the value of the real estate underlying mortgage loans we own, and changes in tax laws or other things beyond our control that affect the tax benefits available to us and our investors. Readers are cautioned not to place undue reliance on forward-looking statements. We have not undertaken to update any forward-looking statements in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release, dated September 30, 2013

99.2	Press release #1, dated October 2, 2013

99.3	Press release #2, dated October 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Municipal Mortgage & Equity, LLC

October 2, 2013	By:	/s/ Michael L. Falcone
Name: Michael L. Falcone
Title: Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated September 30, 2013

99.2	Press release #1, dated October 2, 2013

99.3	Press release #2, dated October 2, 2013